1290 FUNDS – 1290 GLOBAL TALENTS FUND – CLASS A, I AND R SHARES

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE SUMMARY PROSPECTUS DATED APRIL 1, 2016

This Supplement updates certain information contained in the Summary Prospectus of 1290 Global Talents Fund (“Fund”), a series of the 1290 Funds (“Trust”), dated April 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information relating to changes to the minimum initial investment and subsequent investment for Class A shares of the Fund.

Effective October 1, 2016, the table contained in the section of the Summary Prospectus entitled “Purchase and Redemption of Fund Shares” is deleted in its entirety and replaced with the following information:

	A Class	I Class	R Class
Minimum Initial Investment	$1,000 for all accounts except: • $500 for certain fee-based programs • $500, if establishing an Automatic Bank Draft Plan • No minimum for certain employer-sponsored retirement plans

$1,000,000 for certain institutions and individuals

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund

No Minimum
Minimum Additional Investment	$50 for all accounts	No subsequent minimum	No subsequent minimum